                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: March 11, 1999
                Date of Earliest Event Reported: March 9, 1999

                           TELE-COMMUNICATIONS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

       0-20421                                     84-1260157
(Commission File Number)             (I.R.S. Employer Identification No.)


                               5619 DTC Parkway
                           Englewood, Colorado 80111
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (303) 267-5500

Item 1.      Changes in Control of the Registrant.

     (a) On March 9, 1999, AT&T Corp. ("AT&T") acquired all of the common stock of Tele-Communications, Inc. ("TCI") in a merger (the "AT&T Merger") in which a wholly-owned subsidiary of AT&T merged with and into TCI, with TCI surviving the merger and becoming a subsidiary of AT&T. As a result of the AT&T Merger, AT&T owns all of the issued and outstanding common stock of TCI. In the AT&T Merger, (a) each outstanding share of Tele-Communications, Inc. Series A TCI Group Common Stock was converted into 0.7757 of a share of the common stock of AT&T ("AT&T Common Stock"), (b) each outstanding share of Tele-Communications, Inc. Series B TCI Group Common Stock was converted into 0.8533 of a share of AT&T Common Stock, (c) each outstanding share of Tele-Communications, Inc. Series A Liberty Media Group Common Stock was converted into one share of a newly created class of AT&T stock called Class A Liberty Media Group Common Stock ("AT&T Class A Liberty Stock"), (d) each outstanding share of Tele-Communications, Inc. Series B Liberty Media Group Common Stock was converted into one share of a newly created class of AT&T stock called Class B Liberty Media Group Common Stock ("AT&T Class B Liberty Stock"), (e) each outstanding share of Tele-Communications, Inc. Series A TCI Ventures Group Common Stock was converted into 0.52 of a share of AT&T Class A Liberty Stock,
(f) each outstanding share of Tele-Communications, Inc. Series B TCI Ventures Group Common Stock was converted into 0.52 of a share of AT&T Class B Liberty Stock and (g) each outstanding share of the Company's convertible preferred stock was converted into the number of shares of AT&T Common Stock and AT&T Class A Liberty Stock which a holder of such convertible preferred stock would have received in the AT&T Merger if it had converted such preferred stock immediately prior to the AT&T Merger. Following the AT&T Merger, each outstanding share of TCI's Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock remains outstanding as one share of the Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock of TCI. The consummation of the AT&T Merger was announced in a press release on March 9, 1999, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 4.      Changes in Registrant's Certifying Accountant

     (a)-(b) In view of the AT&T Merger, described in detail under Item 1, it has been determined that it will be more efficient and effective for the Company to have its independent auditing function performed by AT&T's external auditors, PricewaterhouseCoopers LLP. For that reason, the Company has notified KPMG LLP that the Company will no longer retain that firm as its independent auditor, effective upon the completion of the audits of the Company's financial statements for the fiscal year ended December 31, 1998 and for the two-month period ended February 28, 1999. The Company retained PricewaterhouseCoopers, LLP effective as of March 9, 1999 for the audit of the Company's financial statements for the period ending December 31, 1999. The Company maintains high regard for KPMG LLP and is grateful for the work it has performed over the years.

     During the Company's two most recent fiscal years ended December 31, 1998 and December 31, 1997, the reports of KPMG LLP on the Company's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years ended December 31, 1998 and December 31, 1997, and interim periods thereafter:

     (1) No disagreements with KPMG LLP have occurred on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements.

     (2) No reportable events involving KPMG LLP have occurred that must be disclosed under Item 304(a)(1)(v) of Regulation S-K.

     (3) The Company has not consulted with PricewaterhouseCoopers LLP on items that concerned the application of accounting principles to a specific transaction, either completed or proposed, or on the type of audit opinion that might be rendered on the Company's financial statements.

     The Company requested, and KPMG LLP has furnished, a letter addressed to the Securities and Exchange Commission (the "Commission") stating that KPMG LLP agrees with the statements set forth in the second paragraph above and in numbered paragraphs (1) and (2) above. A copy of the letter from KPMG LLP to the Commission is filed as Exhibit 16.1 to this Form 8-K.

Item 5.      Other Events.

             Prior to the AT&T Merger, TCI restructured certain of its subsidiaries, including the merger of its subsidiary, TCI Communications, Inc. ("TCIC") with and into TCI (the "TCIC Merger"), pursuant to an Agreement and Plan of Merger, between TCI and TCIC, dated as of January 12, 1999 (the "TCIC Merger Agreement), a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K. The TCIC Merger was consummated on March 9, 1999, immediately prior to the AT&T Merger.

             As a result of the TCIC Merger, all assets and liabilities of TCIC have been assumed by TCI, including TCIC's public debt. In connection with the TCIC Merger, TCI, TCIC and State Street Bank and Trust Company ("State Street"), as trustee, entered into the Second Supplemental Indenture, dated as of March 9, 1999 (the "State Street Supplemental Indenture"), to the Indenture, dated as of July 26, 1993, between TCIC and Shawmut Bank Connecticut, National Association ("Shawmut", which was succeeded by State Street as trustee), as supplemented by the First Supplemental Indenture, dated as of September 13, 1994, between TCIC and Shawmut (together, the "State Street Indenture").

             Also in connection with the TCIC Merger, TCI, TCIC and The Bank of New York ("BONY"), as trustee, entered into the following:

     (i) The First Supplemental Indenture, dated as of March 9, 1999 ("BONY Supplemental Indenture A"), to the Indenture, dated as of April 1, 1991, between TCIC and The Connecticut National Bank (which was succeeded by BONY as trustee) ("BONY Indenture A");

     (ii) The Second Supplemental Indenture, dated as of March 9, 1999 ("BONY Supplemental Indenture B"), to the Indenture, dated as of August 4, 1993, between TCIC and BONY, as supplemented by the First Supplemental Indenture, dated as of September 13, 1994, between TCIC and BONY (together, "BONY Indenture B");

     (iii) The First Supplemental Indenture, dated as of March 9, 1999 ("BONY Supplemental Indenture C"), to the Indenture, dated as of December 20, 1995, between TCIC and BONY ("BONY Indenture C");

     (iv) The Fifth Supplemental Indenture, dated as of March 9, 1999 ("BONY Supplemental Indenture D"), to the Indenture dated as of January 29, 1996, between TCIC and BONY, as supplemented by (w) the First Supplemental Indenture, dated as of January 29, 1996, between TCIC and BONY; (x) the Second Supplemental Indenture, dated as of May 22, 1996, between TCIC and BONY; (y) the Third Supplemental Indenture, dated as of March 14, 1997, between TCIC and BONY; and (z) the Fourth Supplemental Indenture, dated as of March 24, 1997, between TCIC and BONY (collectively, "BONY Indenture D"); and

     (v) The First Supplemental Indenture, dated as of March 9, 1999 ("BONY Supplemental Indenture E" and, collectively with BONY Supplemental Indenture A, BONY Supplemental Indenture B, BONY Supplemental Indenture C and BONY Supplemental Indenture D, the "BONY Supplemental Indentures"), to the Indenture, dated as of February 19, 1998, between TCIC and BONY ("BONY Indenture E" and, collectively with BONY Indenture A, BONY Indenture B, BONY Indenture C and BONY Indenture D, the "BONY Indentures").

     The following outstanding securities (the "Securities") of TCIC are governed by either the State Street Indenture or the BONY Indentures:


-------------------------------------------------------------------------------------
SECURITY                                                       GOVERNING INDENTURE
-------------------------------------------------------------------------------------
7.250% Senior Notes due 2005                                   State Street Indenture
-------------------------------------------------------------------------------------
7.875% Senior Debentures due 2013                              State Street Indenture
-------------------------------------------------------------------------------------
8.650% Senior Notes due 2004                                   State Street Indenture
-------------------------------------------------------------------------------------
8.000% Senior Notes due 2005                                   State Street Indenture
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
SECURITY                                                       GOVERNING INDENTURE
-------------------------------------------------------------------------------------
8.750% Senior Debentures due 2015                              State Street Indenture
-------------------------------------------------------------------------------------
10.125% Senior Notes due 2001                                  BONY Indenture A
-------------------------------------------------------------------------------------
9.650% Senior Notes due 2003                                   BONY Indenture A
-------------------------------------------------------------------------------------
9.800% Senior Debentures due 2012                              BONY Indenture A
-------------------------------------------------------------------------------------
10.125% Senior Debentures due 2022                             BONY Indenture A
-------------------------------------------------------------------------------------
9.250% Senior Notes due 2002                                   BONY Indenture A
-------------------------------------------------------------------------------------
9.875% Senior Debentures due 2022                              BONY Indenture A
-------------------------------------------------------------------------------------
8.250% Senior Notes due 2003                                   BONY Indenture A
-------------------------------------------------------------------------------------
9.250% Senior Debentures due 2023                              BONY Indenture A
-------------------------------------------------------------------------------------
7.375% Senior Notes due 2000                                   BONY Indenture A
-------------------------------------------------------------------------------------
8.750% Senior Debentures due 2023                              BONY Indenture A
-------------------------------------------------------------------------------------
Remarketed Reset Notes due 2010                                BONY Indenture B
-------------------------------------------------------------------------------------
6.875% Senior Notes due 2006                                   BONY Indenture C
-------------------------------------------------------------------------------------
7.875% Senior Debentures due 2026                              BONY Indenture C
-------------------------------------------------------------------------------------
7.250% Senior Notes due 1999                                   BONY Indenture C
-------------------------------------------------------------------------------------
6.375% Senior Notes due 1999                                   BONY Indenture C
-------------------------------------------------------------------------------------
8.720% Subordinated Deferrable Interest Notes due 2045         BONY Indenture D
-------------------------------------------------------------------------------------
10.000% Subordinated Deferrable Interest Notes due 2045        BONY Indenture D
-------------------------------------------------------------------------------------
9.650% Subordinated Deferrable Interest Notes due 2027         BONY Indenture D
-------------------------------------------------------------------------------------
9.720% Subordinated Deferrable Interest Notes due 2036         BONY Indenture D
-------------------------------------------------------------------------------------
7.125% Senior Notes due 2028                                   BONY Indenture E
-------------------------------------------------------------------------------------
6.375% Senior Notes due 2003                                   BONY Indenture E
-------------------------------------------------------------------------------------


     The State Street Supplemental Indenture is filed as Exhibit 4.13 to this Current Report on Form 8-K; the BONY Supplemental Indentures (together with the State Street Supplemental Indenture, the "TCI Supplemental Indentures") are filed as Exhibits 4.14, 4.15, 4.16, 4.17 and 4.18 to this Current Report on Form 8-K. The TCI Supplemental Indentures provide for, among other things, the assumption by TCI of TCIC's obligations for the Securities under the State Street Indentures and the BONY Indentures, as applicable. The foregoing description of the TCI Supplemental Indentures is qualified in its entirety by the complete text of the TCI Supplemental Indentures, which are filed as exhibits hereto.

             Prior to the TCIC Merger, wholly-owned finance subsidiary trusts of TCIC had issued preferred or capital securities and TCIC had issued guarantees with respect to such securities. TCI Communications Financing I, a Delaware statutory business trust, issued its 8.72% Trust Originated Preferred Securities, TCI Communications Financing II, a Delaware statutory business trust, issued its 10% Trust Preferred Securities, TCI Communications Financing III, a Delaware statutory business trust, issued its 9.65% Capital Securities, and TCI Communications Financing IV, a Delaware statutory business trust, issued its 9.72% Trust Preferred Securities (collectively, the "Trust Securities"). In connection with each issuance of Trust Securities, TCIC issued guarantees with respect to such Trust Securities (the "Trust Related Guarantees"). Pursuant to the TCIC Merger, TCI, as successor to TCIC, assumed all of TCIC's obligations and liabilities under the Trust Related Guarantees and, pursuant thereto, under the Trust Securities.

             Both TCI and TCIC filed a registration statement on Form S-3 (Registration No. 333-44745) with the Commission on January 22, 1998 (the "1998 Registration Statement"), with respect to TCIC's debt securities and with respect to various securities of TCI. The Commission declared the 1998 Registration Statement effective on February 13, 1998. Subsequent to the TCIC Merger, TCIC will not sell or offer to sell any securities under the 1998 Registration Statement.

Item 7.      Financial Statements and Exhibits.

             (c)  Exhibits.

Exhibit No.       Description
-----------       -----------

4.1 Indenture, dated as of July 26, 1993, between TCIC and Shawmut (incorporated herein by reference to Exhibit 4.9 to TCIC's Current Report on Form 8-K, filed with the Commission on August 4, 1993)

4.2 First Supplemental Indenture, dated as of September 13, 1994, between TCIC and Shawmut, to the Indenture, dated as of July 26, 1993, between TCIC and Shawmut (incorporated herein by reference to Exhibit 4.1 to TCIC's Current Report on Form 8-K, filed with the Commission on September 21, 1994)

4.3 Indenture, dated as of April 1, 1991, between TCIC and The Connecticut National Bank (incorporated herein by reference to Exhibit 4.1 to TCIC's Current Report on Form 8-K, filed with the Commission on April 5, 1991)

Exhibit No.       Description
-----------       -----------

4.4 Indenture, dated as of August 4, 1993, between TCIC and BONY (incorporated herein by reference to Exhibit 4.12 to TCIC's Current Report on Form 8-K, filed with the Commission on August 5, 1993)

4.5 First Supplemental Indenture, dated as of September 13, 1994, between TCIC and BONY, to the Indenture, dated as of August 4, 1993, between TCIC and BONY (incorporated herein by reference to Exhibit 4.1 to TCIC's Current Report on Form 8-K, filed with the Commission on October 6, 1994)

4.6 Indenture, dated as of December 20, 1995, between TCIC and BONY (incorporated herein by reference to Exhibit 4.10 to TCIC's Current Report on Form 8-K, filed with the Commission on December 21, 1995)

4.7 Indenture dated as of January 29, 1996, between TCIC and BONY (incorporated herein by reference to Exhibit 4.13 to TCIC's Registration Statement on Form S-3, Registration Number 33-64525)

4.8 First Supplemental Indenture, dated as of January 29, 1996, between TCIC and BONY, to the Indenture dated as of January 29, 1996, between TCIC and BONY (incorporated herein by reference to Exhibit 4.14 to TCIC's Registration Statement on Form S-3, Registration Number 33-64525)

4.9 Second Supplemental Indenture, dated as of May 22, 1996, between TCIC and BONY, to the Indenture dated as of January 29, 1996, between TCIC and BONY (incorporated herein by reference to Exhibit 4 to TCIC's Current Report on Form 8-K, filed with the Commission on May 22, 1996.)

4.10 Third Supplemental Indenture, dated as of March 14, 1997, between TCIC and BONY, to the Indenture dated as of January 29, 1996, between TCIC and BONY (incorporated herein by reference to Exhibit 4.1 to TCIC's Current Report on Form 8-K, filed with the Commission on March 12, 1997)

4.11 Fourth Supplemental Indenture, dated as of March 24, 1997, between TCIC and BONY, to the Indenture dated as of January 29, 1996, between TCIC and BONY

4.12 Indenture, dated as of February 19, 1998, between TCIC and BONY (incorporated herein by reference to Exhibit 4.1 to TCIC's Current Report on Form 8-K, filed with the Commission on February 24, 1998)

Exhibit No.       Description
-----------       -----------

4.13 Second Supplemental Indenture, among the Registrant, TCIC and State Street, dated as of March 9, 1999, to the Indenture, dated as of July 26, 1993, between TCIC and Shawmut

4.14 First Supplemental Indenture, among the Registrant, TCIC and BONY, dated as of March 9, 1999, to the Indenture, dated as of April 1, 1991, between TCIC and The Connecticut National Bank

4.15 Second Supplemental Indenture, among the Registrant, TCIC and BONY, dated as of March 9, 1999, to the Indenture, dated as of August 4, 1993, between TCIC and BONY

4.16 First Supplemental Indenture, among the Registrant, TCIC and BONY, dated as of March 9, 1999, to the Indenture, dated as of December 20, 1995, between TCIC and BONY

4.17 Fifth Supplemental Indenture, among the Registrant, TCIC and BONY, dated as of March 9, 1999, to the Indenture dated as of January 29, 1996, between TCIC and BONY

4.18 First Supplemental Indenture, among the Registrant, TCIC and BONY, dated as of March 9, 1999, to the Indenture, dated as of February 19, 1998, between TCIC and BONY

16.1              Letter, dated March 9, 1999 from KPMG LLP

99.1              Press Release dated March 9, 1999

99.2              TCIC Merger Agreement

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 11, 1999
                          TELE-COMMUNICATIONS, INC.


                           By:  /s/ Stephen M. Brett
                                -----------------------------------------
                                Stephen M. Brett
                                Executive Vice President, General Counsel
                                and Secretary